1 Contacts: For Media: For Financials: John S. Oxford James C. Mabry IV Senior Vice President Executive Vice President Chief Marketing Officer Chief Financial Officer (662) 680-1219 (662) 680-1281 RENASANT BANK ACQUIRES REPUBLIC BUSINESS CREDIT TUPELO, MISSISSIPPI (January 3, 2023) - Renasant Corporation (NASDAQ: RNST) (the “Company”) announced today that effective December 30, 2022, its wholly-owned subsidiary, Renasant Bank, has acquired Republic Business Credit (formally known as Continental Republic Capital, LLC) (“RBC”) in an all cash transaction. RBC is a market-leading commercial finance company with average earning assets in excess of $100 million. Founded in 2011, RBC has grown into a premier, tech-enabled independent commercial finance platform that provides factoring and asset-based lending solutions (“ABL”) to commercial borrowers nationwide with more than $8 billion in factoring originations alone since inception. RBC will operate as a separate subsidiary of Renasant Bank and will continue to operate under and leverage its existing brand name. All of RBC’s current leadership and associates are expected to remain in their positions, led by its co-founder and CEO, Stewart Chesters, its President, Robert Meyers, and its Chief Operating Officer, Matthew Begley. “We are excited to welcome Republic Business Credit to Renasant Bank,” said Mitch Waycaster, President and CEO of Renasant Corporation. “RBC has a track-record of growth, profitability and strong asset quality. This partnership allows Renasant to add depth to lines of business where we have expertise and have experienced success.” Mr. Chesters commented, “The RBC team is thrilled to join the Renasant family. Together we will support more small- and medium-sized businesses under a shared sense of values and credit discipline. From the

2 initial meeting with Mitch Waycaster and Renasant’s leadership team, there has been a natural cultural fit with the bank that sets us up for mutual success going forward.” RBC’s President, Robert Meyers, further added, “Renasant allows our team to continue to expand and to provide incredible development opportunities for our people.” Meyers continued, “This dynamic partnership with Renasant will expand access to working capital for our current clients and better serve our referral sources and private equity partnerships with additional product offerings.” Renasant was advised by Raymond James & Associates, Inc. and the law firm of Phelps Dunbar LLP. RBC was advised by Hovde Group, LLC and the law firm of Krieg Devault LLP. Terms of the transaction were not disclosed. ABOUT RENASANT CORPORATION: Renasant Corporation is the parent of Renasant Bank, a 119-year-old financial services institution. Renasant has assets of approximately $16.5 billion and operates 195 banking, lending, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida, Georgia, North Carolina and South Carolina. ABOUT CONTINENTAL REPUBLIC CAPITAL, LLC: Republic Business Credit is a nationally recognized commercial finance company supporting the working capital requirements of companies nationwide, including private equity and entrepreneurial businesses. Republic provides asset-based lending, ledgered lines of credit, traditional factoring, factoring and Fast AR Funding. Republic partners with its clients to provide up to $15 million in senior credit facilities to rapidly growing businesses, start-ups and companies experiencing recoverable distress. Nationally recognized as winner of the 2015 Emerging Growth Company award from the Association for Corporate Growth, Republic’s expert and knowledgeable team also boasts four “Top 40 Under 40” winners, two “Top Women in Secured Finance” and a “Top Women in Asset Based Lending” by the Secured Finance Network and ABF journals, respectively. Republic is headquartered in New Orleans with additional offices in Chicago, Los Angeles and Houston. SAFE HARBOR LANGUAGE: This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Prospective investors are cautioned

3 that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. ###